Exhibit 23.2
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/Letterhead/




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------




         We hereby consent to the use of our report dated April 2, 2007, with respect to the financial statements included in the filing of the Registration Statement (Form SB-2) of Paradigm Medical Industries, Inc. for the fiscal year ended December 31, 2006.


/S/ Chisholm, Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
April 13, 2007